                                    [logo]                         EXHIBIT 10.30

                              MRG (ZAMBIA) LIMITED
         PO Box N10677, IBM Building, West Bay Street, Nassau, Bahamas

--------------------------------------------------------------------------------
                 COBALT CONCENTRATES SALES CONTRACT NO: S-98518
                            Tuesday, 20 October 1998

BETWEEN

MRG (ZAMBIA) LIMITED, PO Box N10677, IBM Building, West Bay Street, Nassau, Bahamas (hereinafter called Seller) and OM Group, Inc. 50 Public Square, 3800 Terminal Tower, Cleveland, OH 44113-220, USA (hereinafter called Buyer)

WHEREAS

Seller has purchased Nchanga grade cobalt concentrates from Zambian Consolidated Copper Mines Limited (ZCCM) and Seller wishes to sell these concentrates for treatment over a period of time, And
Buyer is willing to purchase and pre-pay the cobalt concentrates under the terms and conditions stipulated as below:

DEFINITIONS

Contract      -shall mean this document
Concentrates  -shall mean Nchanga cobalt concentrates produced at and originating from ZCCM Concentrator in Nchanga
DMT           -Dry metric tonne
WMT           -Wet metric tonne
Pound         -shall mean 16 ounces avoirdupois
Metric Tonne  -shall mean 2,204.62 Pounds or 1,000 kilograms
Dollar or ($) -shall refer to United States Dollars, the lawful currency of
               The United States of America
All weights shall be plus/minus 5% in Seller's option

ARTICLE 1:   MATERIAL
             Concentrates containing an average of
             **

ARTICLE 2:   QUANTITY:
             A minimum quantity of 600 metric tonnes of cobalt contained in concentrates ["the Minimum Quantity"] in four Lots as follows:
             Lot A: 150 metric tonnes of cobalt contained in concentrates
             Lot B: 150 metric tonnes of cobalt contained in concentrates
             Lot C: 150 metric tonnes of cobalt contained in concentrates
             Lot D: 150 metric tonnes of cobalt contained in concentrates and a maximum quantity of 1350 metric tonnes of cobalt contained in concentrates in Seller's option.

             In the event Seller delivers a quantity of cobalt contained in concentrates in excess of the Minimum Quantity ("the Excess Quantity") under this Contract then the Lots will be as follows:


** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.

OM Group, Inc.                                          Tuesday, 20 October 1998
Sales Contract S-98518                                               Page 2 of 6

            Excess Quantity (metric tonnes of        LOT
            Cobalt contained in concentrates)
            ---------------------------------        ---
            0 up to 150                               E
            151 up to 300                             F
            301 up to 450                             G
            451 up to 600                             H
            601 up to 750                             I

ARTICLE 3:   COUNTRY OF ORIGIN
             Republic of Zambia

ARTICLE 4:   PACKING
             in bulk

ARTICLE 5:   DELIVERY
             DDU Durban, South Africa by train. Seller undertakes that all the Concentrates shall arrive in Durban by latest 28th February 1999 (of which a cumulative minimum of 300 metric tonnes of cobalt contained in concentrates shall arrive by latest 30th November 1998 and a cumulative minimum of 600 metric tonnes shall arrive by latest 31st January 1999). All delivery dates are subject to the availability of rail wagons and the performance of the railway companies responsible for the movement of the concentrates from Zambia to Durban.

             A Load Port Surveyor, appointed by the Seller at Seller's cost, shall sample the concentrates, determine the moisture and carry out a draught weight survey of the material on loading on the ocean vessel. The Load Port Surveyor to be at Seller's choice either Alex Stewart International Corporation BV; A H Knight International Limited or Laboratory Services International B.V. or by any other mutually agreed third party.

ARTICLE 6:   PAYABLE METALS
             ** of the final assayed cobalt content established as per the procedures in Article 14 below is payable
             ** of the final assayed copper content established as per the procedures in Article 14 below is payable

ARTICLE 7:   PRICES

             Cobalt Price:
             Payable Cobalt price is ** of the base price of Cobalt.
             The base price of Cobalt is ** of the 99.3% Low Cobalt quotation published by London Metal Bulletin over the month of the quotation period ("QP")
             Copper Price:
             Payable Copper price is ** of the base price of Copper.
             The base price of Copper is ** of the LME Copper cash price published by London Metal Bulletin over the month of the quotation period ("QP")

             The minimum revenue due to the Seller under this contract shall be:
             I)  For the minimum Quantity: A total of **; and
             II) For the Excess Quantity: an amount calculated in accordance with the following formula:

** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.

OM Group, Inc.                                          Tuesday, 20 October 1998
Sales Contract S-98518                                               Page 3 of 6

             Metric tonnes of cobalt contained in concentrates x ** per each metric tonne of cobalt contained in concentrates = Minimum Revenue for the Excess Quantity

             [Example: If the Excess Quantity = 588.88 metric tonnes, then the Minimum Revenue for the Excess Quantity shall be 588.88 x **]

ARTICLE 8:   QUANTITY PER LOT
             Buyer commits to finalise the price for the concentrates as follows:


             LOT       Quantity (metric tonnes of                        Quotation Period ("QP") for
                       Cobalt contained in concentrates)                 Copper and for Cobalt
             ----      ---------------------------------                 ---------------------
             A         150                                               December 1998
             B         150                                               January 1999
             C         150                                               February 1999
             D         150                                               March 1999
             E         For up to 150MT of the Excess Quantity             April 1999
             F         For the next up to 150MT of the Excess Quantity   May 1999
             G         For the next up to 150MT of the Excess Quantity   June 1999
             H         For the next up to 150MT of the Excess Quantity   July 1999
             I         For the next up to 150MT of the Excess Quantity   August 1999


             Both parties acknowledge that the Seller has the right to exercise the "Liquidation" of this contract as per Article 11 below which would alter the terms of this Article.

ARTICLE 9:   QUOTATION PERIOD (QP)
             The quotation period for payable cobalt and copper for:


             LOT       Quantity (metric tonnes of Cobalt                 Quotation Period ("QP") for
                       contained in concentrates)                        Copper and for Cobalt
             ----      --------------------------                        ---------------------
             A         150                                               December 1998
             B         150                                               January 1999
             C         150                                               February 1999
             D         150                                               March 1999
             E         For up to 150MT of the Excess Quantity            April 1999
             F         For the next up to 150MT of the Excess Quantity   May 1999
             G         For the next up to 150MT of the Excess Quantity   June 1999
             H         For the next up to 150MT of the Excess Quantity   July 1999
             I         For the next up to 150MT of the Excess Quantity   August 1999


             Both parties acknowledge that the Seller has the right to exercise the "Liquidation" of this contract as per Article 11 below which would alter the terms of this Article.

ARTICLE 10:  PAYMENT
             Up front payment


** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.

OM Group, Inc.                                          Tuesday, 20 October 1998
Sales Contract S-98518                                               Page 4 of 6

             Buyer will make a provisional payment to a maximum of ** at the rate of ** for each one (1) metric tonne of cobalt contained (scale pro-rata) in the concentrates delivered DDU Durban, South Africa immediately against presentation of the following documents and upon arrival of the concentrates by train in Durban:

             (a) In Seller's option either Railway Consignment Note endorsed to
                 Buyer; or Delivery order;
             (b) Seller's Provisional Commercial Invoice
             (c) Seller's Certificate of Provisional Weight and Provisional
                 Assay (which will be based on figures established either by ZCCM or by an independent surveyor in Seller's option).

             FINAL PAYMENT
             The Seller will issue the final invoice for each Lot when the weight, analysis and final prices are known. For each Lot a portion of the up front, provisional payment, will be deducted from the final invoice calculated using the following formula:

Quantity of Lot being finalised X Total $ amount of Upfront Provisional payment
-------------------------------
Total quantity of delivered material


ARTICLE 11:  LIQUIDATION

             Buyer and Seller have agreed that Seller has the sole right, by giving written notice to Buyer, to price the full quantity shipped but not yet finally priced, in which case Buyer will pay the remaining open balance at once based on the terms of this contract with the exception that:

                a) the quotational period shall be the month of the Seller's written notice; and
                b) the base prices for cobalt and copper shall be discounted by **.

ARTICLE 12:  PAYMENT TERMS

             The final payments will be made by telegraphic transfer as follows:
             Lot A: for value 15th January 1999;
             Lot B: for value 15th February 1999;
             Lot C: for value 15th March 1999;
             Lot D: for value 15th April 1999;
             Lot E: (if applicable) for value 14th May 1999;
             Lot F: (if applicable) for value 15th June 1999;
             Lot G: (if applicable) for value 15th July 1999;
             Lot H: (if applicable) for value 13th August 1999;
             Lot I: (if applicable) for value 15th September 1999;

ARTICLE 13:  WEIGHING, SAMPLING AND MOISTURE DETERMINATION

             Weighing and sampling is to be done for each shipment on arrival to Kokkola, Finland. Each shipment is to be divided for such purposes into 500 WMT lots. Weighing, sampling and moisture determination to be performed at Buyer's expense. The Seller will be represented at their own cost by either Alex Stewart International Corporation BV; A H Knight International Limited or Laboratory Services International B.V. ("The Independent Surveyor") in Seller's option.

             The weight less the moisture (Net Dry Weight) established during this operation at Kokkola, as certified by the Independent Surveyor, shall be the final settlement weight.

** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.

OM Group, Inc.                                          Tuesday, 20 October 1998
Sales Contract S-98518                                               Page 5 of 6

ARTICLE 14:  ASSAYS
             The pre-shipment Seller's Certificate of Provisional Assay shall be final for all purposes under this contract except that the Cobalt and Copper content for calculation of the final invoice value for settlement purposes shall be determined by assay exchange as follows:

             The sample shall be split into 4 portions. One for each party, one for umpire, one for reserve. The umpire sample and reserve sample shall be sealed by Buyer and by the Independent Surveyor and shall be stored at the Independent Surveyor's laboratory.

             The assays shall be made independently by Seller and Buyer and the results shall be exchanged by crossing mail on 30th calendar date after completion of sampling (as evidenced by the date of the Independent Surveyor's sampling report). Buyer and Seller may mutually agree on an earlier date for exchange.

             Should the difference between Buyer's and Seller's results be not more than
                          0.20% for CO
                          0.20% for CU

             the arithmetic mean of the results shall be taken as the agreed assay for the purposes of final payment. In case of greater difference, the officially sealed umpire samples may be refereed to an umpire laboratory at the request of either party. The umpire laboratory shall be as follows:

             a) In the event that Alex Stewart International BV represents Buyer for weighing, sampling and moisture determination as per Article 13 above then the Umpire shall be A H Knight International Limited;

             b) In the event that AH Knight represents Buyer for weighing, sampling and moisture determination as per Article 13 above then the Umpire shall be Laboratory Services International BV;

             c) In the event that Laboratory Services International BV represents Buyer for weighing, sampling and moisture determination as per Article 13 above then the Umpire shall be Alex Stewart International BV;

             In the case of umpire the final assay shall be the average of the umpire assay and the one being nearest to it.

             The cost for the umpire shall be borne by the party whose result is farthest from the umpire, but should the umpire's result be the exact mean of the two then the cost shall be borne equally by the two parties.

ARTICLE 15:  DELIVERY ADDRESS
             Durban, South Africa

ARTICLE 16:  FORWARDING AGENT IN DURBAN
             Rennies at:
                     Bluff Mechanical Appliance
                     PO Box 21273
                     Bluff 4036
                     Durban
                     South Africa.

OM Group, Inc.                                          Tuesday, 20 October 1998
Sales Contract S-98518                                               Page 6 of 6

ARTICLE 17:  SHIPPING MARKS
             All shipping documents are to shown the following marks: OMG
             Kokkola Chemicals, Oy No.........

ARTICLE 18: LOSS IN TRANSIT TO DURBAN AND/OR KOKKOLA
             Buyer acknowledges that the Seller is delivering material which is produced in Zambia and is subject to risks of theft, loss or damage in transit from Zambia to Durban. In the event that material is stolen, or is lost or damaged in transit Buyer agrees that Seller shall not have the obligation to provide substitute material and that such quantities may be deleted from this contract without penalty. In event that Seller claims for relief under this Article Seller agrees to provide Buyer with written evidence of any losses in transit (such as Insurance Loss Reports).

             In the event that material is stolen, or is lost or damaged in transit from DDU Durban to Kokkola Buyer shall pay to Seller ** of the Seller's Provisional Invoice value in final settlement.

ARTICLE 19:  APPLICABLE LAW
             This contract will be governed and construed in accordance with English laws. This contract constitutes the entire agreement between the parties pertaining to the subject matter contained herein.

ARTICLE 20:  NOTICES
             All notices, requests for information, complaint and other communication which is required or may be given under this contract shall be in writing delivered personally or sent by registered mail, or telefax at the following addresses or to other such address as a party may notify the other party in writing.

ARTICLE 21:  AMENDMENTS
             This contract may not be amended verbally. All proposals made by Buyer or Seller to amend this contract must be in writing, and all replies to any such proposals must be in writing. Any and all amendment(s) to this contract, if any, will only become effective, legally binding and considered part of the entire agreement once they are signed by authorized representatives of both MRG (ZAMBIA) Limited and OM Group, Inc.

In witness hereof the parties have caused this Contract to be executed by their duty authorised representatives
SIGNED:
-------------------------
/s/ Rami Y. Weisfisch
------------------------------------------
MRG(ZAMBIA) Limited, Authorised signatory.

SIGNED:
-------------------------
/s/ Eugene Bak
-------------------------
OM Group, Inc, Authorised signatory


** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.

                                     [logo]

                              MRG (ZAMBIA) LIMITED
          PO Box N10677, IBM Building, West Bay Street, Nassau, Bahamas
--------------------------------------------------------------------------------

                 COBALT CONCENTRATES SALES CONTRACT NO: S-98518
                                Amendment No. 1
                           Thursday, 22 October 1998

IN ACCORDANCE WITH ARTICLE 21. OF SALES CONTRACT NO. S-98518 THIS AMENDMENT SHALL ONLY BECOME EFFECTIVE, LEGALLY BINDING AND CONSIDERED PART OF THE ENTIRE AGREEMENT ONCE IT IS SIGNED BY AUTHORISED REPRESENTATIVES OF BOTH MRG (ZAMBIA) LIMITED AND OM GROUP, INC.

MRG (ZAMBIA) LIMITED, PO Box N10677, IBM Building, West Bay Street, Nassau, Bahamas (hereinafter called Seller) and OM Group, Inc. 50 Public Square, 3800 Terminal Tower, Cleveland, OH 44113-220, USA (hereinafter called Buyer) have agreed to amend Articles 2, 5, 7, 8, 9, 10, 12 and 19 of the above referenced sales contract to read as follows:

ARTICLE 2:   QUANTITY:
             A minimum quantity of 900 metric tonnes of cobalt contained in concentrates ["the Minimum Quantity"] in six Lots as follows:

             Lot A: 150 metric tonnes of cobalt contained in concentrates
             Lot B: 150 metric tonnes of cobalt contained in concentrates
             Lot C: 150 metric tonnes of cobalt contained in concentrates
             Lot D: 150 metric tonnes of cobalt contained in concentrates
             Lot E: 150 metric tonnes of cobalt contained in concentrates
             Lot F: 150 metric tonnes of cobalt contained in concentrates and a maximum quantity of 1800 metric tonnes of cobalt contained in concentrates in Seller's option.

             In the event Seller delivers a quantity of cobalt contained in concentrates in excess of the Minimum Quantity ("the Excess Quantity") under this Contract then the Lots will be as follows:

             Excess Quantity (metric tonnes of         LOTS
             Cobalt contained in concentrates)
             ---------------------------------        -----
             0 up to 150                                G
             151 up to 300                              H
             301 up to 450                              I
             451 up to 600                              J
             601 up to 750                              K
             751 up to 900                              L

ARTICLE 5:   DELIVERY
             DDU Durban, South Africa by train. Seller undertakes that all the Concentrates shall arrive in Durban by latest 30th April 1999 (of which a cumulative minimum of 300 metric tonnes of cobalt contained in

OM Group, Inc.                                         Thursday, 22 October 1998
Sales Contract S-98518                                               Page 2 of 4
Amendment No. 1

             concentrates shall arrive by latest 30th November 1998, a cumulative minimum of 600 metric tonnes shall arrive by latest 31st January 1999 and a cumulative minimum of 900 metric tonnes shall arrive by latest 28th February 1999). All delivery dates are subject to the availability or rail wagons and the performance of the railway companies responsible for the movement of the concentrates from Zambia to Durban.

             A Load Port Surveyor, appointed by the Seller at Seller's cost, shall sample the concentrates, determine the moisture and carry out a draught weight survey of the material on loading on the ocean vessel. The Load Port Surveyor to be at Seller's choice either Alex Stewart International B.V.; A H Knight International Limited or Laboratory Services International B.V. or by any other mutually agreed third party.

ARTICLE 7:   PRICES
             Cobalt Price:
             Payable Cobalt price is ** of the base price of Cobalt.
             The base price of Cobalt is ** of the 99.3% Low Cobalt quotation published by London Metal Bulletin over the month of the quotation period ("QP")
             Copper Price:
             Payable Copper price is ** of the base price of Copper.
             The base price of Copper is ** of the LME Copper cash price published by London Metal Bulletin over the month of the quotation period ("QP")

             The minimum revenue due to the Seller under this contract shall be:
             I)  For the Minimum Quantity: A total of **; and
             II) For the Excess Quantity: an amount calculated in accordance with the following formula:
                        Metric tonnes of cobalt contained in concentrates x ** per each metric tonne of cobalt contained in concentrates = Minimum Revenue for the Excess Quantity

                 [Example: If the Excess Quantity = 588.88 metric tonnes, then the Minimum Revenue for the Excess Quantity shall be 588.88 x **]

ARTICLE 8:   QUANTITY PER LOT
             Buyer commits to finalise the price for the concentrates as follows:

             LOT       Quantity (metric tonnes of Cobalt                 Quotation Period ("QP") for
                       contained in concentrates)                        Copper and for Cobalt
             ----      --------------------------                        ---------------------
             A         150                                               December 1998
             B         150                                               January 1999
             C         150                                               February 1999
             D         150                                               March 1999
             E         150                                               April 1999
             F         150                                               May 1999
             G         For up to 150MT of the Excess Quantity            June 1999
             H         For the next up to 150MT of the Excess Quantity   July 1999
             I         For the next up to 150MT of the Excess Quantity   August 1999
             J         For the next up to 150MT of the Excess Quantity   September 1999
             K         For the next up to 150MT of the Excess Quantity   October 1999


** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.

OM Group, Inc.
Sales Contract S-98518                                 Thursday, 22 October 1998
Amendment No.1                                                       Page 3 of 4



L    For the next up to 150 MT of the Excess Quantity        November 1999
-    ------------------------------------------------        -------------

     Both parties acknowledge that the Seller has the right to exercise the "Liquidation" of this contract as per Article 11 below which would alter the terms of this Article.

ARTICLE 9:     QUOTATION PERIOD (QP)
               The quotation period payable cobalt and copper for:

LOT            Quantity (metric tonnes of Cobalt contained    Quotation Period ("QP") for
---            in concentrates)                               Copper and for Cobalt
               ----------------                               ---------------------
A              150                                                 December 1998
B              150                                                 January 1999
C              150                                                 February 1999
D              150                                                 March 1999
E              150                                                 April 1999
F              150                                                 May 1999
G              For up to 150MT of the Excess Quantity              June 1999
H              For the next up to 150 MT of the Excess Quantity    July 1999
I              For the next up to 150 MT of the Excess Quantity    August 1999
J              For the next up to 150 MT of the Excess Quantity    September 1999
K              For the next up to 150 MT of the Excess Quantity    October 1999
L              For the next up to 150 MT of the Excess Quantity    November 1999

     Both parties acknowledge that the Seller has the right to exercise the "Liquidation" of this contract as per Article 11 below which would alter the terms of this Article.


ARTICLE 10 PAYMENT
           Up front payment
           Buyer will make a provisional payment to a maximum of ** at the rate of ** for each one (1) metric tonne of cobalt contained (scale pro-rata) in the concentrates delivered DDU Durban, South Africa immediately against presentation of the following documents and upon arrival of the concentrates by train in Durban:
           (a) In Seller's option either Railway Consignment Note endorsed to Buyer; or Delivery order;
           (b) Seller's Provisional Commercial Invoice
           (c) Seller's Certificate of Provisional Weight and Provisional Assay (which will be based on figures established either by ZCCM or by an independent surveyor in Seller's option).

           Final payment
           The Seller will issue the final invoice for each Lot when the weight, analysis and final prices are known. For each Lot a portion of the up front, provisional payment, will be deducted from the final invoice calculated using the following formula:

Quantity of Lot being finalised X Total $ amount of the Up front Provisional
-------------------------------   payment
Total quantity of delivered material

** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.

OM Group, Inc.
Sales Contract S-98518                                 Thursday, 22 October 1998
Amendment No.1                                                       Page 4 of 4



ARTICLE 12:  PAYMENT TERMS
             The final payments will be made by telegraphic transfer as follows:
             Lot A: for value 15th January 1999;
             Lot B: for value 15th February 1999;
             Lot C: for value 15th March 1999;
             Lot D: for value 15th April 1999;
             Lot E: for value 14th May 1999;
             Lot F: for value 15th June 1999;
             Lot G: (if applicable) for value 15th July 1999;
             Lot H: (if applicable) for value 13th August 1999;
             Lot I: (if applicable) for value 15th September 1999;
             Lot J: (if applicable) for value 15th October 1999;
             Lot K: (if applicable) for value 15th November 1999;
             Lot L: (if applicable) for value 15th December 1999;

ARTICLE 19   APPLICABLE LAW
             This contract will be governed and construed in accordance with English laws. This contract as amended in Amendment No. 1 dated 22nd October 1998 constitutes the entire agreement between the parties pertaining to the subject matter contained herein.

1 OTHER ARTICLES IN SALES CONTRACT S-98518 DATED 20th OCTOBER 1998 REMAIN
- UNCHANGED.

In witness hereof the parties have caused this Amendment No. 1 to be executed by their duly authorised representatives.

SIGNED:

/s/ Rami Y. Weisfisch
--------------------------------------

--------------------------------------
MRG (ZAMBIA) Limited, Authorised signatory.

SIGNED:

/s/ Eugene Bak
--------------------------------------

--------------------------------------
OM Group, Inc, Authorised signatory

                                     (LOGO)
                              MRG (ZAMBIA) LIMITED
         PO Box N10677, IBM Building, West Bay Street, Nassau, Bahamas
--------------------------------------------------------------------------------

                 COBALT CONCENTRATES SALES CONTRACT NO. S-98518
                                Amendment No. 2
Friday 6th November 1998
--------------------------------------------------------------------------------

IN ACCORDANCE WITH ARTICLE 21. OF SALES CONTRACT NO: S-98518 THIS AMENDMENT SHALL ONLY BECOME EFFECTIVE, LEGALLY BINDING AND CONSIDERED PART OF THE ENTIRE AGREEMENT ONCE IT IS SIGNED BY AUTHORISED REPRESENTATIVES OF BOTH MRG (ZAMBIA) LIMITED AND OM GROUP, INC.
--------------------------------------------------------------------------------

MRG (ZAMBIA) LIMITED, PO Box N10677, IBM Building, West Bay Street, Nassau, Bahamas (hereinafter called Seller) and OM Group, Inc., 50 Public Square, 3800 Terminal Tower, Cleveland, OH 44113-220, USA (hereinafter called Buyer) have agreed to amend Articles 2, 5, 7, 8, 9, 10, 12 and 19 of the above referenced sales contract to read as follows:

ARTICLE 2:     QUANTITY:
               A minimum quantity of 1500 metric tonnes of cobalt contained in concentrates ("the Minimum Quantity") in ten Lots as follows:

               Lot A: 150 metric tonnes of cobalt contained in concentrates
               Lot B: 150 metric tonnes of cobalt contained in concentrates
               Lot C: 150 metric tonnes of cobalt contained in concentrates
               Lot D: 150 metric tonnes of cobalt contained in concentrates
               Lot E: 150 metric tonnes of cobalt contained in concentrates
               Lot F: 150 metric tonnes of cobalt contained in concentrates
               Lot G: 150 metric tonnes of cobalt contained in concentrates
               Lot H: 150 metric tonnes of cobalt contained in concentrates
               Lot I: 150 metric tonnes of cobalt contained in concentrates
               Lot J: 150 metric tonnes of cobalt contained in concentrates and a maximum quantity of 2560 metric tonnes of cobalt contained in concentrates in Seller's option.

               In the event Seller delivers a quantity of cobalt contained in excess of the Minimum Quantity ("the Excess Quantity") under this Contract then the Lots will be as follows:

               Excess Quantity
               (metric tonnes of Cobalt contained in concentrates)           LOT
               -----------------------------------------------------------------
               0 up to 150                                                     K
               151 up to 300                                                   L
               301 up to 490                                                   M
               491 up to 680                                                   N
               681 up to 870                                                   O
               871 up to 1060                                                  P
               -----------------------------------------------------------------

ARTICLE 5:     DELIVERY
               DDU Durban, South Africa by train. Seller undertakes that all the Concentrates shall arrive in Durban by latest 30th April 1999
               (of which a cumulative minimum of 300 metric tonnes of cobalt contained in

OM Group, Inc.
Sales Contract S-98518                                  Friday 6th November 1998
Amendment No. 2                                         Page 2 of 5

     concentrates shall arrive by latest 30th November 1998, a cumulative minimum of 750 metric tonnes shall arrive by latest 31st January 1999 and a cumulative minimum of 1250 metric tonnes shall arrive by latest 28th February 1999). All delivery dates are subject to the availability of rail wagons and the performance of the railway companies responsible for the movement of the concentrates from Zambia to Durban.

     A Load Proter Surveyor, appointed by the Seller at the Seller's cost, shall sample the concentrates, determine the moisture and carry out a draught weight survey of the material on loading on the ocean vessel. The Load Port Surveyor to be at Seller's choice either Alex Stewart International Corporation BV; A H Knight International Limited or Laboratory Services International B.V. or by any Other mutually agreed third party.

ARTICLE 7:     PRICES
               Cobalt Price:
               Payable Cobalt price is ** of the base price of Cobalt.
               The base price of Cobalt is ** of the 99.3% LMB Cobalt quotation published by London Metal Bulletin over the month of the quotation period ("QP")
               Copper Price:
               Payable Copper price is ** of the base price of Copper.
               The base price of Copper is ** of the LMB Copper cash price published by London Metal Bulletin over the month of the quotation period ("QP")

               The Minimum Revenue due to the Seller under this contract shall be:-
               I)   For the Minimum Quantity: A total of **; and
               II) For the quantity covered by Lot K and Lot L: an amount calculated in accordance with the following formula:
                      Metric tonnes of cobalt contained in concentrates x ** per each metric tonne of cobalt contained in concentrates = Minimum Revenue for the quantity covered by Lot K and Lot L.
               III) For the quantity covered by Lot M, Lot N, Lot O and Lot P:
                    an amount calculated in accordance with the following formula:
                      Metric Tonnes of cobalt contained in concentrates x ** per each metric tonne of cobalt contained in concentrates = Minimum Revenue for the quantity covered by Lot M, Lot N, Lot O and Lot P
                    (Example: If the Excess Quantity = 588.88 metric tonnes, then the Minimum Revenue for the Excess Quantity shall be ** calculated as follows:
                      - quantity I covered for Lot K and Lot L is 300 Mt.
                        therefore Minimum Revenue for these Lots shall be 300 x **; and
                      - quantity covered for Lot M (190 Mt.) and Lot N
                        (98.88 Mt.) is 288.88 Mt. therefore Minimum revenue for these Lots shall be 288.88 x **


ARTICLE 8:     QUANTITY PER LOT
               Buyer commits to finalise the price for the concentrates as follows:

LOT   Quantity (metric tonnes of Cobalt contained             Quotation Period
      in concentrates)                                        ("QP") for
                                                              Copper and Cobalt
--------------------------------------------------------------------------------
A         150                                                     December 1998

** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.


OM Group, Inc.
Sales Contract S-98518                                  Friday 6th November 1998
Amendment No. 2                                         Page 3 of 6


B         150                                                     January 1999
C         150                                                     February 1999
D         150                                                     March 1999
E         150                                                     April 1999
F         150                                                     May 1999
G         150                                                     June 1999
H         150                                                     July 1999
I         150                                                     August 1999
J         150                                                     September 1999
K         For the next up to 150 MT of the Excess Quantity        October 1999
L         For the next up to 150 MT of the Excess Quantity        November 1999
M         For the next up to 150 MT of the Excess Quantity        June 1999
N         For the next up to 150 MT of the Excess Quantity        July 1999
O         For the next up to 150 MT of the Excess Quantity        August 1999
P         For the next up to 150 MT of the Excess Quantity        September 1999
--------------------------------------------------------------------------------

              Both parties acknowledge that the Seller has the right to exercise the "Liquidation" of this contract as per Article 11 below which would alter the terms of this Article.

Article 9:    Quotation Period (QP)
              The quotation period for payable cobalt and copper for:-

LOT  Quantity (metric tonnes of Cobalt contained             Quotation Period ("QP") for
     in concentrates)                                        Copper and Cobalt
----------------------------------------------------------------------------------------
A         150                                                     December 1998
B         150                                                     January 1999
C         150                                                     February 1999
D         150                                                     March 1999
E         150                                                     April 1999
F         150                                                     May 1999
G         150                                                     June 1999
H         150                                                     July 1999
I         150                                                     August 1999
J         150                                                     September 1999
K         For the next up to 150 MT of the Excess Quantity        October 1999
L         For the next up to 150 MT of the Excess Quantity        November 1999
M         For the next up to 150 MT of the Excess Quantity        June 1999
N         For the next up to 150 MT of the Excess Quantity        July 1999
O         For the next up to 150 MT of the Excess Quantity        August 1999
P         For the next up to 150 MT of the Excess Quantity        September 1999
--------------------------------------------------------------------------------

          Both parties acknowledge that the Seller has the right to exercise the "Liquidation" of this contract as per Article 11 below which would alter the terms of this Article.


Article 10     Payment
               Up front payment

OM Group, Inc.
Sales Contract S-98518                                  Friday 6th November 1998
Amendment No. 2                                         Page 4 of 5

          Buyer will make a provisional payment immediately against presentation of the following documents and upon arrival of the concentrates by train in Durban at the rate of:-
             a)   For the quantity delivered against Lot A- Lot L (inclusive):
                  ** for each one (1) metric tonne of cobalt contained (scale pro-rata) in the concentrates delivered DDU Durban, South
                  Africa:
             b)   For the quantity delivered against Lot M - Lot P (inclusive):
                  ** for each one (1) metric tonne of cobalt contained (scale pro-rata) in the concentrates delivered DDU Durban, South Africa.

          Documents to include:
             a) In Seller's option either Railway Consignment Note endorsed to Buyer; or Delivery order;
             b)   Seller's Provisional Commercial Invoice
             c) Seller's Certificate of Provisional Weight and Provisional Assay (which will be based on figures established either by ZCCM or by an independent surveyor in Seller's option).


          Final Payment
          The Seller will issue the final invoice for each Lot when the weight, analysis and final prices are known. For each Lot a portion of the up front, provisional payment, will be deducted from the final invoice calculated using the following formula:

                  Quantity of Lot being finalised   X   Total $ amount of Up front Provisional payment
                  ---------------------------------
                  Total quantity of delivered material

ARTICLE 12:  PAYMENT TERMS
             The final payments will be made by telegraphic transfer as follows:
             Lot A: for value 15th January 1999;
             Lot B: for value 15th February 1999;
             Lot C: for value 15th March 1999;
             Lot D: for value 15th April 1999;
             Lot E: for value 14th May 1999;
             Lot F: for value 15th June 1999;
             Lot G: for value 15th July 1999;
             Lot H: for value 13th August 1999;
             Lot I: for value 15th September 1999;
             Lot J: for value 15th October 1999;
             Lot K: (if applicable) for value 15th November 1999;
             Lot L: (if applicable) for value 15th December 1999;
             Lot M: (if applicable) for value 15th July 1999;
             Lot N: (if applicable) for value 13th August 1999;
             Lot O: (if applicable) for value 15th September 1999;
             Lot P: (if applicable) for value 15th October 1999;

** Confidential treatment has been requested with respect to certain information contained within this document. Confidential portions are omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.

OM Group, Inc.
Sales Contract S-98518                                  Friday 6th November 1998
Amendment No. 2                                         Page 5 of 5



Article 19     Applicable law
               This contract will be governed and construed in accordance with English laws. This contract as amended, Amendment No. 1 dated 22nd October 1998 and Amendment No. 2 dated 4th November 1998, constitutes the entire agreement between the parties pertaining to the subject matter contained herein.


ALL OTHER TERMS AND CONDITIONS IN SALES CONTRACT S-98518 DATED 20th OCTOBER 1998 REMAIN UNCHANGED.

I witness hereof the parties have caused this Amendment No. 2 to be executed by their duly authorised representatives

SIGNED:
---------------------------------
/s/ Rami Y. Weisfisch
---------------------------------
MRG (ZAMBIA) Limited, Authorised signatory.

SIGNED:
/s/ Eugene Bak
---------------------------------
OM Group, Inc., Authorised signatory